Exhibit 10.12

LOCK-UP AGREEMENT

August __, 2022

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

Re:	Nexalin Technology, Inc.

Ladies and Gentlemen:

As an inducement to Maxim Group LLC, as representative of the underwriters (the “Representative”), to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of securities including the common stock, par value $0.001 per share (the “Shares”), of Nexalin Technology, Inc., a Delaware corporation (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Representative, during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Shares (including, without limitation, Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to or derives any significant part of its value from such Undersigned’s Securities.

In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Shares or any security convertible into or exercisable or exchangeable for Shares other than as contemplated in the registration statement relating to the Offering.

The Lock-Up Period shall mean the period commencing on the date of this Lock-Up Agreement and continue and include the date 180 days after the date of the final prospectus supplement used to sell Shares in the Offering pursuant to the Underwriting Agreement.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) to a Permitted Transferee, (ii) as a bona fide gift or gifts, (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iv) by virtue of the laws of descent and distribution upon death of the undersigned or (v) pursuant to a qualified domestic relations order. As used in this Agreement, the term “Permitted Transferee” shall mean, if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), to any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests; provided, in the case of clauses (i) through (v), that the transferee agrees in writing with the Representative to be bound by the terms of this Lock-Up Agreement, and provided, further, that in the case of clauses (i) through (iii), that no filing by any party in any public report or filing with the SEC shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Furthermore, the undersigned may voluntarily forfeit Shares to pay any withholding tax owed by the undersigned on account of the vesting of such shares, which may be reported on a Form 4 as such.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided, that such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided, that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the SEC or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Shares if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company or the Representative informs the other that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement does not become effective or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder or (iii) the Offering is not completed by December 15, 2022.

The undersigned understands that the Representative is entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement. This Lock- Up Agreement replaces and supersedes all prior Lock-Up Agreements executed by the undersigned.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature page follows.]

[Nexalin – Updated Lock-Up Agreement]

Very truly yours,

(Name - Please Print)

(Signature)

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